                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 23, 2004
                                                 ---------------



                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


              New York               1-15286                  11-2418067
          ----------------       ----------------          ----------------
          (State or other          (Commission              (IRS Employer
          jurisdiction of          File Number)           Identification No.)
           incorporation)

           388 Greenwich Street, New York, New York                 10013
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                  (Address of principal executive offices)        (Zip Code)

                                 (212) 816-6000
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             (Registrant's telephone number, including area code)
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


      Exhibits:

      Exhibit No.    Description
      -----------    -----------

        1.01         Terms Agreement, dated July 23, 2004, between the Company and
                     Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Enhanced Income
                     Strategy(SM) Principal-Protected Notes with Income and
                     Appreciation Potential Linked to the 2004-3 Dynamic Portfolio
                     Index(SM) due February 26, 2010.

        4.01         Form of Note for the Company's Enhanced Income Strategy(SM)
                     Principal-Protected Notes with Income and Appreciation
                     Potential Linked to the 2004-3 Dynamic Portfolio Index(SM) due
                     February 26, 2010.

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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: July 29, 2004                   CITIGROUP GLOBAL MARKETS HOLDINGS INC.




                                       By: /s/ Geoffrey S. Richards
                                           -------------------------------------
                                           Name:  Geoffrey S. Richards
                                           Title: Vice President